Exhibit 99.1

REITWeek 2011 New York

Forward Looking Statements The forward-looking statements contained in this presentation are subject to various risks and uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. You should not rely on our forward-looking statements because the matters they describe are subject to known and unknown risks and uncertainties that could cause the Company’s future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements. Such risks are set forth under the captions “Item 1A. Risk Factors” and “Forward-Looking Statements” in our annual report on Form 10-K and under the caption “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our quarter reports on Form 10-Q, and described from time to time in the Company’s filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Company Debt Initiatives

We continue to focus on our goal of achieving an investment grade credit rating as we successfully execute our business plan Long Term Capital Objectives Have less than 20% of debt mature in any given year Maintain leverage level below 45% (leverage defined as debt divided by market value of assets) Have greater than 70% of assets unencumbered Limit exposure to floating rate debt to less than 25% of total debt Maintain fixed charge coverage ratio above 2.25x Maintain debt to EBITDA ratio below 6.0x 2011 Focus Continue to improve on credit metrics that are consistent with an investment grade balance sheet: Positive operating trends Financing external growth on a leverage neutral basis In advance of investment grade rating, pursue near term opportunities to extend maturity profile, improve credit metrics and take advantage of favorable interest rate environment Unsecured bank term loan Unsecured debt private placement Balance Sheet Initiatives

Debt Maturity Schedule (as of 3/31/2011) Debt Maturity Schedule (Pro Forma 3/31/2011) 2011 Focus on Improving Maturity Profile Opportunity to use bank term loan market and/or private placement market to push 2013/2014 maturities out 5-7 years 41 200 155.8 30.2 72.3 67.9 - - 46.1 7.5 2.7 0 100 200 300 2011 2012 2013 2014 2015 2016 2017 2018 2019+ Credit Facility - Line of Credit Credit Facility - Term Loan Mortgages & Notes Payable

Portfolio Management Initiatives

 Since March 2008, executed real estate transactions totaling $335MM $146MM in acquisitions (beginning July, 2010) $189MM in dispositions Continued Portfolio Evolution Highlights: Increased percentage of portfolio square footage in Core markets by 47% More than doubled (114%) presence in Boston to No. VA corridor Reduced exposure to Inland Empire and Gulf Coast by 40% Dispositions Acquisitions 3rd Party Management

Acquisition Detail Acquisition momentum from 2010 continued into 2011. Year-to-date, invested $58.9MM through acquisition of four assets in New York, Miami, Houston, and Washington, DC. An additional $38MM is either under contract or in various stages of contract negotiations. Market Property Count Transaction Value New York, NY 5 $75.7 million Washington, DC 3 $30.7 million Miami, FL 1 $13.7 million Houston, TX 1 $7.8 million Frisco, TX 1 $5.8 million Philadelphia/So. NJ 3 $4.3 million Orlando, FL 1 $4.3 million Boston, MA 1 $3.7 million Total 16 $146.0 million 2010 & 2011 Acquisitions

Acquisition Detail (continued) Herndon, VA

Acquisition Detail (continued) Orlando, FL

Acquisition Detail (continued) Ridgewood, NY

Acquisition Detail (continued) Bronx, NY

Acquisition Detail (continued) Brooklyn, NY

Acquisition Detail (continued) Miami, FL

Acquisition Detail (continued) Fairfax Station, VA

Acquisition Detail (continued) Houston, TX

Portfolio Quality Enhancement Recent acquisitions have continued to contribute to the enhancement of overall portfolio quality Same-store data shown represents the trailing twelve month period ended March 31, 2011. Data shown for those properties acquired on in-place performance metrics. Data as collected at the time of underwriting each transaction. 1 2 2 1 2 2 1 2 2 1 2 2

Demographic characteristics of 2010 and 2011 acquisitions reflect the continuing quality enhancement of YSI’s portfolio 1) Weighted average (weighted by property square footage) of estimated 2010 Census block group demographic data. Portfolio Quality Enhancement (continued)

Evolution in Portfolio Composition 1) Includes wholly-owned, joint venture, and managed properties. 2) Includes previously wholly-owned stores for which management contracts were assumed upon disposition. 1 1 2 2 Transaction volume continues to measurably enhance portfolio composition, as evidenced by a 47% increase in properties located in core markets over the past 3 years Dispositions Acquisitions Managed Stores # % of Sq Ft # # # # % of Sq Ft Core Markets (MSA) 126 34% (5) 14 51 186 44% Chicago 27 6.2% 0 0 10 37 8.0% Miami/Ft. Lauderdale/West Palm 25 7.1% (3) 1 7 30 7.8% Baltimore/DC 7 2.2% 0 3 19 29 7.0% Dallas/Ft. Worth 18 4.3% 0 1 2 21 4.5% New York/Northern NJ 16 4.1% (2) 1 3 18 4.1% Philadelphia/Southern NJ 5 1.4% 0 3 8 16 3.7% Atlanta 9 2.9% 0 0 1 10 2.7% San Diego 6 2.0% 0 0 0 6 1.7% Los Angeles 4 1.3% 0 0 0 4 1.2% New York City Boroughs 1 0.3% 0 4 0 5 1.1% Austin 3 0.8% 0 0 0 3 0.7% Boston 2 0.5% 0 1 1 4 0.7% Orange County 2 0.5% 0 0 0 2 0.5% San Francisco/Oakland 1 0.3% 0 0 0 1 0.3% Secondary Markets 283 66% (53) 2 37 269 56% Total 409 100% (58) 16 88 455 100% Portfolio as of January 2008 Portfolio as of June 2011

Continued Momentum Acquisitions To date in 2011, closed on $58.9MM in acquisitions Continue to target investment of $75-125MM in acquisitions in 2011. Goal is to strike a balance between acquiring properties based on in-place NOI and acquiring properties with upside, with a particular focus in the aforementioned core markets. 3rd Party Management Expect to continue to expand the national footprint and further leverage scalable infrastructure by aggressively seeking new management contracts. Seeking to add 15-25 new management contracts in 2011. Dispositions Continue efforts to opportunistically dispose of assets in tertiary markets and reduce exposure in lower barrier to entry, slower growth markets/facilities. Currently targeting $25-50MM in 2011 dispositions.

Operational Initiatives

Gain Market Share, Particularly of High-Value, Commercial Customers Operational Focus Expand the Pie by Attracting Non-Traditional Customers Create Incremental Demand More Space Per Customer Longer Lengths of Stay Additional Referrals More Repeat Business Maximize the Value of Each Customer

Offering A More Comprehensive Solution Delivering An Exceptional Customer Experience Strategic Execution A Differentiated Service Offering Gain Market Share, Particularly of High-Value, Commercial Customers Expand the Pie by Attracting Non-Traditional Customers Create Incremental Demand More Space Per Customer Longer Lengths of Stay Additional Referrals More Repeat Business Maximize the Value of Each Customer

A More Comprehensive Solution Traditional Self-Storage Service Model Enhanced Storage Service Model Passive Storage Space Basic Amenities Commoditized Offering Active Storage, Organization, & Logistics Solutions Customizable Storage and Service Options Differentiated Offering Redefining service in the self-storage industry

A More Comprehensive Solution (continued) Organization – Offering resources that help customers track & organize their things Logistics – Helping customers get their items into and out of their space Amenities – Providing a more comfortable and accommodative environment Customization – A la carte options for customers to customize the space they rent Space – Core self-storage offering Connecting the dots between storage and tangential needs

Equipping certain existing, high-quality locations with additional services and amenities Up to 100 stores 1 Philadelphia location in early July An additional 24 stores in 3Q11 Up to 75 more by the end of 2012 Geographically diverse A More Comprehensive Solution (continued) Execution “Superstore” Program Broader Service Rollout Over time, certain additional services and/or amenities will be added to other stores throughout the portfolio

Logistics Amenities Free Moving Truck and/or Penske Rentals for DIY Movers Full-Service Local & National Moving Referrals via Partners Commercial Customer Work Station Free Coffee/Beverage Free Wi-Fi Organization Demonstration Unit Walk-Through Referrals to Certified Professional Organizers Free Personal Item Cataloguing & Tracking Application Additional Features / Space Customization Individual Lighting & Electricity Video & Temperature Monitoring Individual Unit Alarms Delivery Receipt, Item Retrieval, & Courier Delivery Packing & Shipping Services Innovative Touch-Screen Customer Display 24-Hour Kiosk Automated Door Opener Remote-Controlled Gate Access Donation, Online Selling, and Secure Shredding Services Discounted Shelving & Supply Orders Through Partners A More Comprehensive Solution (continued) “Superstore” Service Overview

Emphasis on attracting and retaining high-value customers through a differentiated, active service offering Capital cost of roughly $50,000 per facility Use of existing personnel and partnerships with third-party service providers limit incurrence of incremental expenses Return on investment generated through combination of transactional fees, incremental demand, and enhanced customer value Nominal Secondary consideration, as the primary focus is on providing more comprehensive solutions and enhancing the value proposition for storage customers Market share gains facilitated by the availability of services (particularly for high-value, commercial customers) Certain services can drive incremental foot traffic to stores Additional national account opportunities Incremental demand from non-traditional sources due to packaging of logistics-related services (e.g., offsite file box storage, retrieval, delivery, and shredding) Availability of a broader solution may lead to longer lengths of stay, additional referrals, and/or more repeat business Enhanced Customer Value Incremental Demand Transaction Fees A More Comprehensive Solution (continued) “Superstore” Impact

Delivering An Exceptional Experience Traditional Self-Storage Philosophy Customer-Centric Philosophy Customers Will Come Because They Need You Customer Can Serve Themselves Storage Isn’t Glamorous, But Customers Know That Customers Are Discerning and Have Alternatives Everything Revolves Around Serving the Customer Storage Can Be A Positive Experience “That Is Against Our Policy” “Yes We Can.” “How Can We Help?” Keeping Customers Satisfied is Good Enough Build Loyalty. Customer Satisfaction is a Given. Changing the perception of storage for U-Store-It customers

Dedicated internal focus on the customer Researching best practices via participation in programs sponsored by the best service companies: Ritz Carlton Leadership Center Disney Institute Establishing an internal “customer advocate” that touches every part of the organization to implement best practices and ensure that the customer is the focal point of company culture, processes, and procedures Provide an industry-leading customer experience that will set U-Store-It apart from its competitors and engender customer loyalty Broaden a historical focus on customer acquisition to include customer retention and relationship development Deliver great service and build customer loyalty through a pervasive and coordinated effort Execution Objectives Creating a “Wow!” experience for our customers Delivering An Exceptional Experience (continued)

Offering A More Comprehensive Solution Delivering An Exceptional Customer Experience Operational Initiatives Summary A Differentiated Service Offering Gain Market Share, Particularly of High-Value, Commercial Customers Expand the Pie by Attracting Non-Traditional Customers Create Incremental Demand More Space Per Customer Longer Lengths of Stay Additional Referrals More Repeat Business Maximize the Value of Each Customer